UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 19, 2026

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-6468	Georgia Power Company	58-0257110
(A Georgia Corporation)
241 Ralph McGill Boulevard, N.E.
Atlanta, Georgia 30308
(404) 506-6526

The name and address of the registrant have not changed since the last report.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Georgia Power Company	Series 2017A 5.00% Junior Subordinated Notes due 2077	GPJA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.
On May 19, 2026, Georgia Power Company (the “Company”) entered into an Underwriting Agreement covering the issue and sale of an additional $150,000,000 aggregate principal amount of its Series 2025B 4.85% Senior Notes due March 15, 2031 (the “Series 2025B Senior Notes”). The additional Series 2025B Senior Notes are part of the same series of debt securities as the Series 2025B Senior Notes issued by the Company on March 3, 2025 and September 29, 2025. Upon completion of this offering, the aggregate principal amount of outstanding Series 2025B Senior Notes was $900,000,000. Also on May 19, 2026, the Company entered into Underwriting Agreements covering the issue and sale of $600,000,000 aggregate principal amount of its Series 2026A Floating Rate Senior Notes due November 22, 2027 (the “Series 2026A Senior Notes”) and the issue and sale of $550,000,000 aggregate principal amount of its Series 2026B 4.60% Senior Notes due June 15, 2029 (the “Series 2026B Senior Notes”). The Series 2026A Senior Notes, the Series 2026B Senior Notes and the additional Series 2025B Senior Notes were each registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-285111) of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
1.1(a)
Underwriting Agreement relating to the additional Series 2025B Senior Notes, dated May 19, 2026, among the Company and BMO Capital Markets Corp., Mizuho Securities USA LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as representatives of the several Underwriters named in Schedule I thereto.

1.1(b)
Underwriting Agreement relating to the Series 2026A Senior Notes, dated May 19, 2026, among the Company and BMO Capital Markets Corp., Mizuho Securities USA LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as representatives of the several Underwriters named in Schedule I thereto.

1.1(c)
Underwriting Agreement relating to the Series 2026B Senior Notes, dated May 19, 2026, among the Company and BMO Capital Markets Corp., Mizuho Securities USA LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as representatives of the several Underwriters named in Schedule I thereto.

4.2	Senior Note Indenture dated as of December 1, 2025, between the Company and U.S. Bank Trust Company, National Association, as Senior Note Indenture Trustee.

4.3(a)
Seventy-Fourth Supplemental Indenture dated as of March 3, 2025 to Senior Note Indenture dated as of January 1, 1998, providing for the issuance of the Series 2025B Senior Notes. (Designated in Form 8-K dated February 24, 2025, File No. 1-6468, as Exhibit 4.3(b).)

4.3(b)	First Supplemental Indenture dated as of May 22, 2026 to Senior Note Indenture dated as of December 1, 2025, providing for the issuance of the Series 2026A Senior Notes.

4.3(c)	Second Supplemental Indenture dated as of May 22, 2026 to Senior Note Indenture dated as of December 1, 2025, providing for the issuance of the Series 2026B Senior Notes.

4.9(a)	Form of the Series 2025B Senior Note (included in Exhibit 4.3(a) above).

4.9(b)	Form of the Series 2026A Senior Note (included in Exhibit 4.3(b) above).

4.9(c)	Form of the Series 2026B Senior Note (included in Exhibit 4.3(c) above).

5.1(a)	Opinion of Troutman Pepper Locke LLP relating to the additional Series 2025B Senior Notes.

5.1(b)	Opinion of Troutman Pepper Locke LLP relating to the Series 2026A Senior Notes.

5.1(c)	Opinion of Troutman Pepper Locke LLP relating to the Series 2026B Senior Notes.

8.1(a)	Tax Opinion of Troutman Pepper Locke LLP relating to the additional Series 2025B Senior Notes.

8.1(b)	Tax Opinion of Troutman Pepper Locke LLP relating to the Series 2026A Senior Notes.

8.1(c)	Tax Opinion of Troutman Pepper Locke LLP relating to the Series 2026B Senior Notes.

23.1	Consent of Troutman Pepper Locke LLP (included in Exhibit 5.1(a) above).

23.2	Consent of Troutman Pepper Locke LLP (included in Exhibit 5.1(b) above).

23.3	Consent of Troutman Pepper Locke LLP (included in Exhibit 5.1(c) above).

23.4	Consent of Troutman Pepper Locke LLP (included in Exhibit 8.1(a) above).

23.5	Consent of Troutman Pepper Locke LLP (included in Exhibit 8.1(b) above).

23.6	Consent of Troutman Pepper Locke LLP (included in Exhibit 8.1(c) above).

104	Cover Page Interactive Data File – The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2026		GEORGIA POWER COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

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